SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a)
of the Securities Exchange Act of 1934

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ACL Semiconductors Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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ACL SEMICONDUCTORS INC.
Room 1701, 17/F., Tower 1, Enterprise Square
9 Sheung Yuet Road, Kowloon Bay
Kowloon, Hong Kong

September 8, 2011

Dear Fellow Stockholders:

          You are cordially invited to attend the 2011 Annual Meeting of Stockholders. Regardless of whether you plan to attend, please take a moment to vote your proxy. The Annual Meeting will be held as follows:

WHEN:	Monday, October 10, 2011, 4:00 p.m, Hong Kong Time (HKT)

WHERE:	Foo Lum Fishman’s Wharf Restaurant 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong

ITEMS OF BUSINESS:	• Re-election of seven incumbent directors for terms expiring at the Company’s next annual stockholders’ meeting;

• To ratify the selection of Albert Wong & Co. as our independent registered public accounting firm for the Company’s 2011 fiscal year;

• Act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

RECORD DATE:	September 2, 2011

VOTING BY PROXY:	Your vote is important. You may vote by returning the proxy card in the envelope provided.

The Company’s Board of Directors believes that a favorable vote for each candidate for a position on the Board of Directors and for all other matters described in the attached Notice of Annual Meeting and Proxy Statement is in the best interest of the Company and its stockholders and recommends a vote “FOR” all candidates and all other matters. Accordingly, we urge you to review the accompanying material carefully and to return the enclosed Proxy promptly. On the following pages, we provide answers to frequently asked questions about the Annual Meeting, as well as a copy of our 2010 Annual Report on Form 10-K.

Sincerely,

/s/ Chung-Lun Yang

Chung-Lun Yang
Chairman and Chief Executive Officer

ACL SEMICONDUCTORS INC.
Room 1701, 17/F., Tower 1, Enterprise Square
9 Sheung Yuet Road, Kowloon Bay
Kowloon, Hong Kong
NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MONDAY, OCTOBER 10, 2011

To our Stockholders:

                    Notice is hereby given that the 2011 Annual Meeting (the “Annual Meeting”) of stockholders of ACL Semiconductors Inc. (the “Company”), a Delaware corporation, will be held at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, on Monday, October 10, 2011 at 4:00 p.m. Hong Kong Time, for the following purposes:

•	To elect seven incumbent directors for terms expiring at the Company’s next annual stockholders’ meeting;

•	To ratify the selection of Albert Wong & Co. as our independent registered public accounting firm for the fiscal year ending December 31, 2011;

•	To act upon any other business that may properly come before the Annual Meeting or any adjournments thereof.

                    The Board of Directors has fixed the close of business on September 2, 2011, as the record date for determining the stockholders entitled to notice of, and to vote at, the Annual Meeting or any adjournments thereof.

                    For a period of 10 days prior to the Annual Meeting, a stockholders list will be kept at the Company’s office and shall be available for inspection by stockholders during usual business hours. A stockholders list will also be available for inspection at the Annual Meeting.

                    Your attention is directed to the accompanying Proxy Statement for further information regarding each proposal to be made.

                    STOCKHOLDERS UNABLE TO ATTEND THE MEETING IN PERSON ARE URGED TO COMPLETE, DATE AND SIGN THE ACCOMPANYING PROXY AND MAIL IT IN THE ENCLOSED STAMPED, SELF-ADDRESSED ENVELOPE AS PROMPTLY AS POSSIBLE. IF YOU SIGN AND RETURN YOUR PROXY WITHOUT SPECIFYING YOUR CHOICES IT WILL BE UNDERSTOOD THAT YOU WISH TO HAVE YOUR SHARES VOTED IN ACCORDANCE WITH THE DIRECTORS’ RECOMMENDATIONS. IF YOU ATTEND THE ANNUAL MEETING, YOU MAY, IF YOU DESIRE, REVOKE YOUR PROXY AND VOTE IN PERSON.

                    IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON OCTOBER 10, 2011.

                    THIS PROXY STATEMENT AND THE ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDING DECEMBER 31, 2010 ARE AVAILABLE AT http://www.acl-semicon.com.

By Order of the Board of Directors

/s/ Kenneth Lap Yin Chan

Kenneth Lap Yin Chan, Chief Operating Officer

ACL SEMICONDUCTORS INC.

i

ACL SEMICONDUCTORS INC. PROXY STATEMENT

          This proxy statement is being furnished to our stockholders beginning on or about September 8, 2011 in connection with the solicitation of proxies by the ACL Semiconductors Inc. Board of Directors to be used at our Annual Meeting of Stockholders (the “Annual Meeting”) to be held at 4:00 p.m. (Hong Kong Time) on Monday, October 10, 2011 at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, and at all adjournments or postponements of the Annual Meeting for the purposes listed in the preceding Notice of Annual Meeting of Stockholders.

INFORMATION AND Q&A ABOUT THE ANNUAL MEETING

When is the Annual Meeting?

October 10, 2011, 4:00 p.m. (Hong Kong Time).

Where will the Annual Meeting be held?

The annual meeting will be held at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong.

What is being considered at the meeting?

At the Meeting, Shareholders will consider and vote on the following proposals:

1.

To elect seven incumbent directors to the Board of Directors to serve until the 2012 Annual Meeting of Shareholders or until their successors have been duly elected or appointed and qualified (“Proposal 1”);

2.	To ratify the Board of Directors’ appointment of Albert Wong & Co. as Company’s auditors for the year 2011 (“Proposal 2”); and

3.	To transact such other business as may properly come before the meeting or any adjournment or postponements thereof.

In addition, our management will report on our progress and respond to your questions.

Who is entitled to vote at the meeting?

You may vote at the Annual Meeting if you owned Common Stock as of the close of business on Record Date which is September 2, 2011. Each share of Common Stock is entitled to one vote.

YOUR BOARD OF DIRECTORS HAS APPROVED THE PROPOSALS SET FORTH HEREIN.

ACCORDINGLY, THE BOARD RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF THE SEVEN INCUMBENT DIRECTORS, AND “FOR” THE RATIFICATION OF THE BOARD OF DIRECTORS’ REAPPOINTMENT OF COMPANY’S AUDITORS FOR THE YEAR 2011.

How do I vote?

You can vote in two ways:

•

by attending the Annual Meeting at 4:00 p.m. (Hong Kong Time) on Monday, October 10, 2011 at Foo Lum Fishman’s Wharf Restaurant located at 1/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong, and at any adjournment or postponements thereof and voting thereat; or

•	by completing, signing, dating and returning the enclosed Proxy Card.

What if I return my Proxy Card but do not include voting instructions?

Proxies that are signed and returned but do not include voting instructions will be voted FOR the re-election of the three candidates as directors, and FOR the ratification of the Board of Director’s reappointment of Company’s auditors, and FOR all other matters described in the attached Notice of Annual Meeting and Proxy Statement.

What does it mean if I receive more than one Proxy Card?

It means you may have multiple accounts with brokers and/or our transfer agent. Please vote all of these shares of Common Stock. We recommend that you contact your broker (if are the beneficial owner of our shares in street name) or our transfer agent (if you are a stockholder of record) to consolidate as many accounts as possible under the same name and address. Our transfer agent is American Stock Transfer & Trust Company, LLC, 59 Maiden Lane New York, 10038, telephone (800) 937-5449.

Will my shares be voted if I do not provide my Proxy?

If you hold your shares directly in your own name, they will not be voted if you do not provide a Proxy.

Your shares may be voted under certain circumstances if they are held in the name of a brokerage firm. Brokerage firms generally have the authority to vote customers’ un-voted shares on certain “routine” matters. The re-election of Company’s Directors is not considered a “routine” matter. When a brokerage firm votes its customers’ un-voted shares, these shares are counted for purposes of establishing a quorum. At our Annual Meeting these shares will be counted as voted by the brokerage firm with respect to ratifying the Board of Directors’ reappointment of Albert Wong & Co. as Company’s auditors for the year 2011.

How do I vote in person if I hold shares registered in the name of a broker or bank?

If, on Record Date which is September 2, 2011, your shares were not held in your name, but rather were held in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in “street name” and a Notice of Proxy Materials was forwarded to you by that organization. The organization holding your account is considered to be the shareholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your broker or other agent regarding how to vote the shares held in your account. Because you are not the shareholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent and bring such proxy to the annual meeting. If you want to attend the Annual Meeting, and/or vote at the Annual Meeting, you must become a registered owner by asking your broker to do one of the following:

•

“Certificate” your position, in which case you will receive an actual certificate for your stock (the broker may charge you an additional fee for this service and you would lose some ability to quickly sell your shares because you would have to physically deliver the certificate to do so); or

•

Move your holdings into a “direct registration system” or “DRS” account at the company. DRS is a system that allows investors to hold the securities electronically on the records of the company and to electronically transfer those securities between the company and their broker.

Before requesting a certificate or moving your shares into DRS form, you should contact your broker-dealer to determine the process, timeframes, and fees associated with certificating the securities held in the investor’s broker-dealer account.

Whether or not you plan to attend the Annual Meeting, we urge you to vote by proxy in advance of the Annual Meeting to ensure your vote is counted.

Can I change my mind after I return my Proxy?

Yes. You may change your vote at any time before your Proxy is voted at the Annual Meeting. If you are a shareholder of record, you can do this by giving written notice to your respective corporate secretary, by submitting another Proxy with a later date, or by attending the Annual Meeting and voting in person. If you are a shareholder in “street” or “nominee” name, you should consult with the bank, broker or other nominee regarding that entity’s procedures for revoking your voting instructions.

How many shares are eligible to be voted at the Annual Meeting?

The record date for the Annual Meeting is September 2, 2011. Only shareholders of record at the close of business on [Record Date], will be entitled to vote at the Annual Meeting. At the close of business on that date, there were issued and outstanding 28,925,436 shares of the Company’s Common Stock entitled to one vote per share.

How many votes must be present to hold the meeting?

Your shares are counted as present at the meeting if you attend the meeting and vote in person or if you properly return a Proxy by mail. In order for us to conduct our meeting, a majority of our outstanding shares of Common Stock as of September 2, 2011 must be present in person or by proxy at the meeting. This is referred to as a quorum. On September 2, 2011, there were 28,925,436 shares of Common Stock outstanding and entitled to vote. If a quorum is not present, then either the chairman of the meeting or the shareholders entitled to vote at the meeting may adjourn the meeting until a later time. Abstentions and broker “non-votes” are counted as present or represented for purposes of determining the presence or absence of a quorum. A broker “non-vote” occurs when a broker holding shares for a beneficial owner votes on one proposal, but does not vote on another proposal because, in respect of such other proposal, the broker does not have discretionary voting power and has not received instructions from the beneficial owner.

What vote is required to elect directors?

Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” (shares held by brokers or nominees as to which they have no discretionary authority to vote on a particular matter and have received no instructions from the beneficial owners or persons entitled to vote thereon)will have no effect on the vote for re-election of directors.

What vote is required to ratify the Board of Directors reappointment of Company’s auditors for the year 2011?

Ratification of the Board of Directors reappointment of Albert Wong & Co. as Company’s auditors for the year 2011 will require an affirmative vote of the majority of the votes cast in person or by proxy, provided that a quorum is present at the Meeting. Only proxies indicating votes “FOR,” “AGAINST” or “ABSTAIN” on this proposal or providing the designated proxies with the right to vote in their judgment and discretion on this proposal are counted to determine the number of shares present and entitled to vote. Broker non-votes and abstentions will have no effect on the results of the vote on this proposal.

How will voting on any other business be conducted?

Although we do not know of any business to be conducted at the Annual Meeting other than the proposals described in this Proxy Statement, if any other business comes before the Annual Meeting, your signed Proxy Card gives authority to the Proxy holders to vote on those matters at their discretion.

Who will bear the costs of this solicitation?

We will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of this Proxy Statement, the Proxy Card and any additional information furnished to shareholders. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of Common Stock beneficially owned by others to forward to the beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to the beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile or personal solicitation by our directors, officers or other regular employees.

How can I find out the results of the voting at the Annual Meeting?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published on a Current Report on Form 8-K within four business days after conclusion of the Annual Meeting.

When are shareholder proposals for the 2012 Annual Meeting due?

Any shareholder proposals for the 2012 annual meeting must be received by us, directed to the attention of the Company’s Chief Executive Officer, Chung-Lun Yang, ACL Semiconductors Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong no later than July 1, 2012. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934.

PROPOSAL 1

RE-ELECTION OF DIRECTORS

          At the Annual Meeting, three individuals will be elected to serve as directors until the next annual meeting or until their successors are duly elected, appointed and qualified. The Company’s Board of Directors currently consists of five persons. The three individuals who are nominated for re-election to the Board of Directors are existing directors of the Company. Unless a shareholder WITHHOLDS AUTHORITY, a properly signed and dated Proxy will be voted “FOR ALL” of the three persons named below to serve as directors, unless the Proxy contains contrary instructions. Management has no reason to believe that any of the nominees will not be a candidate or will be unable to serve as a director. However, in the event any nominee is not a candidate or is unable or unwilling to serve as a director at the time of the re-election, unless the shareholder WITHHOLDS AUTHORITY from voting, the proxies will be voted “FOR” any nominee who shall be designated by the present Board of Directors to fill such vacancy.

          The seven current Directors to be considered for re-re-election are Chung-Lun Yang, Kun Lin Lee, Kenneth Lap Yin Chan, Man Sing Lai, Ho Man Yeung, Hung Ming Joseph Chu, and Wing Sun Leung.

          Our Directors will generally serve one-year terms and shall hold office until the 2012 annual meeting of shareholders and until his successor has been duly elected, appointed and qualified. If all the nominees are elected, the Board of Directors will consist of seven incumbent directors.

          Unless Proxy Cards are otherwise marked, the persons named as proxies will vote all proxies received FOR the re-election of each nominee named in this section.

          At each annual meeting of shareholders, directors will be elected by the holders of Common Stock to succeed those directors whose terms are expiring. Directors will be elected annually and will serve until successors are duly elected and qualified or until a director’s earlier death, resignation or removal. Our bylaws provide that the authorized number of directors may be changed by action of the majority of the Board of Directors or by a vote of the shareholders of our Company. Vacancies in our Board of Directors may be filled by a majority vote of the Board of Directors with such newly appointed director to serve until the next annual meeting of shareholders, unless sooner removed or replaced.

          The following table sets forth certain information concerning each nominee for re-election as a Director of the Company:

Name	Age	Position	Director Since

Chung-Lun Yang	50	Chief Executive Officer and Chairman of the Board of Directors	2003
Kun Lin Lee	45	Chief Financial Officer and Director	2010
Kenneth Lap Yin Chan	49	Chief Operating Officer and Director	2003
Man Sing Lai	43	Director	2010
Ho Man Yeung	56	Director	2010
Wing Sun Leung	47	Director	2010
Hung Ming Joseph Chu	56	Director	2011

Background

          The following is a brief summary of the background of each nominee for Director of the Company:

          Mr. Chung-Lun Yang, 50, has been our Chairman of the Board and Chief Executive Officer since September 30, 2003. Mr. Yang is the founder of Atlantic and has been a director of Atlantic since 1991. Mr. Yang graduated from The Hong Kong Polytechnic in 1982 with a degree in electronic engineering. From October 1982 until April 1985, he was the sales engineer of Karin Electronics Supplies Ltd. From June 1986 until September 1991, he was Director of Sales (Samsung Components Distribution) of Evertech Holdings Limited, a Hong Kong based company. Mr. Yang has over 15 years’ extensive experience in the electronics distribution business. The breadth of Mr. Yang’s sales and operational experience led the Board of Directors to believe this individual is qualified to serve as a director of the Company. Mr. Yang is also a member of The Institution of Electrical Engineers, United Kingdom. The Company believes Mr. Yang is qualified to serve on the board based on his extensive experience in the electronics distribution business and his past service on the Company’s board of directors.

          Mr. Kun Lin Lee, 45, has been our Chief Financial Officer and member on the board of directors since June 2010. Prior to joining the Company as Chief Financial Officer, Mr. Lee held various executive positions, including VP Finance/Business Development at the Company from November, 2009 to May 2010 and Director of Internal Audits, at Sigma Designs Inc and Catalyst Semiconductor from May, 2006 to May, 2007 and April, 2005 to October 2006, respectively where he oversaw its finance, strategy, business development, regulatory compliance and risk management. Mr. Lee started his public accounting career with Arthur Andersen in December, 1997 and later joined BDO Siedman in December, 2004. He later joined an investment banking firm VIA, Inc. servicing semiconductor clients in merger & acquisition, business valuation, and fundraising. Mr. Lee received his B.B.A. degree in Finance from University of Hawaii at Manoa, and his MS from Golden Gate University. In addition, Mr. Lee is a Certified Public Accountant, Certified Information Technology Professional and Certified Financial Forensic and a graduate of CalCPA Leadership Institute. The Company believes Mr. Lee is qualified to serve on the board of directors because he brings valuable accounting experience and knowledge to the board of directors.

          Mr. Kenneth Lap Yin Chan, 49, has been a member on the board of directors since September 2003, our Chief Operating Officer since June 2010, and was our Chief Financial Officer from September 2003 to June 2010. Previously, Mr. Chan has been with Atlantic, our operating subsidiary, since 2001 serving as Financial Controller. From 1998 to 2001, Mr. Chan worked for Standard Chartered Bank. Prior to September 2001, Mr. Chan worked for a number of other banks in Hong Kong, including Dao Heng Bank and Asia Commercial Bank. He has more than 12 years of experience in corporate and commercial finance. Mr. Chan graduated from the University of Toronto in 1986 with a Bachelor’s Degree in Commerce. The Company believes Mr. Chan is qualified to serve on the board of directors due to him having over 10 years of experience with Atlantic, our operating subsidiary.

          Mr. Man Sing Lai, 43, Director. Mr. Lai became an Independent Director on December 1, 2010. Mr. Lai has been Chief Financial Officer of Mainland Headwear Holdings Limited since 2008, a headwear manufacturer whose shares are publicly traded on the main board of the Hong Kong Stock Exchange. From 2007 to 2008 Mr. Lai was Financial Controller of J.I.C. Technology Company Limited, a LCD manufacturer whose shares are publicly traded on the main board of the Hong Kong Stock Exchange. From 2001 to 2007, Mr. Lai was the Director of Finance at GVG Digital Technology Holdings (HK) Ltd a DVD player manufacturer in China. Mr. Lai graduated with a BSc in Management Science from the London School of Economics in 1990, a Bachelors of Business in 1994 from the University of Southern Queensland in Australia and a Masters in Business Administration in 2007 from the University of Western Sydney in Australia. Mr. Lai is a member of the HKICPA and CPA Australia. The Company believes Mr. Lai is qualified to serve on the board of directors because he brings valuable accounting experience and knowledge to the board of directors, and qualifies as the audit committee financial expert for the Company’s audit committee.

          Mr. Ho Man Yeung, 56, Director. Mr. Yeung became an Independent Director on December 1, 2010. Mr. Yeung has been a Director of Avnet Sunrise Ltd. since 2002. Avnet Sunrise Ltd. is a subsidiary of Avnet, Inc. [NYSE: AVT] a global distributor of electronic components and devices. Mr. Yeung has over twenty-five years of experience in the electronic distribution industry. Mr. Yeung graduated from University of Salford with a BSc in Electronics and earned a Certified Diploma of Accounting at

Manchester Polytechnic University. The Company believes Mr. Yeung is qualified to serve on the board based on his extensive experience in the electronics distribution business.

          Mr. Wing Sun Leung, 47, Director. Mr. Leung became an Independent Director on December 1, 2010. Mr. Leung has been Project Director since April 2010 at German Alternative Investment (Shenzhen) Company Co. Ltd. an investment and advisory services firm. From 2007 to 2009, Mr. Leung was Vice President and Senior Consultant at Shenzhen Everich Industrial Co. Ltd., an importer and exporter of electronics. Prior to that, Mr. Leung was Sales Director at Sigmatel Asia Inc., a distributor of electronic components in China and Hong Kong. Mr. Leung has over twenty years of experience in the electronics distribution industry in the United States, China and Hong Kong. Mr. Leung graduated from the Chinese University of Hong Kong with a BSc in Social Science. The Company believes Mr. Leung is qualified to serve on the board based on his extensive experience in the electronics distribution business.

          Dr. Hung Ming Joseph Chu, 56, Director. Dr. Chu became an Independent Director on January 1, 2011. Dr. Chu is Vice President of Global Business Development at Sydaap Technologies Pvt. Ltd. Previously, from 2008, Mr. Chu was Vice President of Mirics Semiconductor, a developer of silicon and software solutions for analog and digital broadcast reception. From 2005 to 2008, Mr. Chu was Vice President and Director of Business Development at Parlex Corp. [NASDAQ: PRLX] now a subsidiary of Johnson Electric. Mr. Chu has over 25 years of experience in the communication and semiconductor industry, with 18 of those years spent focusing on business development and marketing activities in Asia. Mr. Chu earned an MSc in Engineering from King’s College of the University of London and is a member of the Chartered Management Institute (formerly known as British Institute of Management). The Company believes Mr. Chu is qualified to serve on the board based on his extensive experience in the electronics distribution business.

Involvement in Certain Legal Proceedings

          None of our directors has been, during the past ten years:

          (i) involved in any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer, either at the time of the bankruptcy or within ten years prior to that time;

          (ii) named in as a defendant or counter-claimant in any civil litigation in the past ten years;

          (iii) convicted or plead nolo contendere in any criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

          (iv) subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoined, barred, suspended or otherwise limited from involvement in any type of business, securities, futures, commodities or banking activities;

          (iv) found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

          (v) involved in any judicial or administrative proceeding resulting from involvement in mail or wire fraud or fraud in connection with any business entity;

          (vi) involved in any judicial or administrative proceedings based on violations of federal or state securities, commodities, banking or insurance laws and regulations, or any settlement to such actions ( other than settlements of civil proceedings among private parties);

          (vii) involved in any disciplinary sanction or orders imposed by a stock, commodities or derivatives exchange or other similar self- regulatory organization.

Corporate Governance - Board Leadership Structure

Our Company is led by Chung-Lun Yang, who has served as Chairman of our Board of Directors and Chief Executive Officer since September 2003. We believe that having Mr. Yang act in both these roles is most appropriate for the Company at this time because it provides the Company with consistent and efficient leadership, both with respect to the Company’s operations and the leadership of the Board. In particular, having Mr. Yang act in both these roles increases the timeliness and effectiveness of the Board’s deliberations, increases the Board’s visibility into the day-to-day operations of the Company, and ensures the consistent implementation of the Company’s strategies.

Board’s Role in Risk Oversight

          The Board as a whole has responsibility for risk oversight. The oversight responsibility of the Board is enabled by management reporting processes that are designed to provide visibility to the Board about the identification, assessment and management of critical risks. These areas of focus include strategic, operational, financial and reporting, succession, compensation, compliance, and other risks.

Director Independence

          As the Over-the-Counter Bulletin Board, on which the Company’s shares of Common Stock are quoted, has no independence requirements, the Company has adopted the independence definitions of NASDAQ in determining whether our directors are independent. The discussion below reflects such standards of independence.

          Our Board of Directors has determined that none of our directors qualify as “independent” as the term is used in Item 407 of Regulation S-K as promulgated by the SEC and as that term is defined under NASDAQ Rule 4200(a) (15).

Board Meetings and Committees; Annual Meeting Attendance

          Our Board of Directors has not adopted any committees to the Board of Directors. Our Board of Directors had not held any formal meetings during the most recently completed fiscal year. Proceedings of the Board of Directors were conducted by resolutions consented to in writing by all the directors and filed with the minutes of the proceedings of the directors. Such resolutions consented to in writing by the directors entitled to vote on that resolution at a meeting of the directors are, according to the corporate laws of the State of Delaware and our bylaws, as valid and effective as if they had been passed at a meeting of the directors duly called and held.

          We currently do not have a policy regarding the attendance of board members at the annual meeting of shareholders.

Audit Committee

          Our Audit Committee established on January 20, 2011, acts pursuant to our Audit Committee Charter. A copy of our audit committee charter is available at http://www.acl-semicon.com

          Man Sing Lai, Ho Man Yeung and Wing Sun Leung currently serve on our audit committee. Messrs. Lai, Yeung and Leung are each independent directors as required by Section 301 of the Sarbanes-Oxley Act of 2002, Rule 10A(3)(b)(1) of the Securities Exchange Act of 1934 and Section 5605 of the NASDAQ Corporate Governance Rules. Mr. Lai serves as the Chairman of our audit committee and qualifies as a audit committee financial expert. Our audit committee, among other things:

•	selects the independent auditors, considering independence and effectiveness;

•

receives the written disclosures and the letter from the independent accountant required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the audit committee concerning independence, and has discussed with the independent accountant the independent accountant’s independence;

•	discusses the scope and results of the audit with the independent auditors and reviews with management and the independent auditors our interim and year-end operating results;

•	discusses with the independent accountant the matters required to be discussed by Statement on Auditing Standards No. 114 (Communications with Audit Committees);

•	considers the adequacy of our internal accounting controls and audit procedures;

•	reviews and approves all audit and non-audit services to be performed by the independent auditors; and

•	administers the whistleblower policy.

          The audit committee has the sole and direct responsibility for appointing, evaluating and retaining our independent auditors and for overseeing their work.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

          The Audit Committee of the board of directors is comprised entirely of independent directors who meet the independence requirements of NASDAQ and the SEC. The Committee operates pursuant to a charter that is available on the Management Team section of our website.

          The Audit Committee oversees the Company’s financial reporting process on behalf of the board of directors. Management is responsible for the preparation, presentation, and integrity of the financial statements, including establishing accounting and financial reporting principles and designing systems of internal controls over financial reporting. The Company’s independent auditors are responsible for expressing an opinion as to the conformity of the Company’s consolidated financial statements with generally accepted accounting principles and auditing management’s assessment of the effectiveness of internal control over financial reporting.

          In performing its responsibilities, the Audit Committee has reviewed and discussed, with management and the independent auditors, the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010. The Audit Committee has also discussed with the independent auditors matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (Codification of Statements on Auditing Standards, AU 380), as adopted by the Public Company Accounting Oversight Board (the “PCAOB”) in Rule 3200T.

          Pursuant to the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence, the Audit Committee received written disclosures and the letter from the independent auditors, and discussed with the auditors their independence.

          Based on the reviews and discussions referred to above, the Audit Committee unanimously recommended to the board of directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2010.

AUDIT COMMITTEE
Man Sing Lai
Ho Man Yeung
Wing Sun Leung

Compensation Committee

          Our Compensation Committee established on January 20, 2011, acts pursuant to our Compensation Committee Charter. A copy of our compensation committee charter is available at http://www.acl-semicon.com

          Man Sing Lai, Ho Man Yeung and Wing Sun Leung currently serve on our compensation committee. Messrs. Lai, Yeung and Leung are independent directors as required by SEC Rules and as defined in Section 5605 of NASDAQ Corporate Governance Rules. Mr. Lai serves as the Chairman of our compensation committee. Our compensation committee, among other things:

          • recommends to the board of directors the compensation level of the executive officers;

          • reviews and makes recommendations to our board of directors with respect to our equity incentive plans;

          • establishes and reviews general policies relating to compensation and benefits of our employees.

Nominations of Directors

          Our Nominating Committee established on January 20, 2011, acts pursuant to our Nominating Committee Charter. A copy of our nominating committee charter is available at http://www.acl-semicon.com

          Man Sing Lai, Ho Man Yeung, Wing Sun Leung and Hung Ming Joseph Chu currently serve on our nominating committee. Messrs. Lai, Yeung, Leung and Chu are independent directors as required by SEC Rules and as defined in Section 5605 of NASDAQ Corporate Governance Rules. Mr. Lai serves as the Chairman of our nominating committee. The nominating committee is charged with the responsibility of reviewing our corporate governance policies and with proposing potential director nominees to the board of directors for consideration.

          The nominating committee will consider director nominees recommended by security holders. To recommend a nominee please write to the Nominating Committee of ACL Semiconductors Inc. c/o Kenneth Chan, Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. During 2010, we did not pay any fees to any third parties to assist in the identification of nominees. During 2010, we did not receive any director nominee suggestions from stockholders.

          The nominating committee, (1) has no policy with regard to the nomination of candidates recommended by security holders; (2) has developed no specific minimum qualifications that it believes must be met by a Board-recommended nominee for a position on the Board; (3) has developed no specific qualities or skills that it believes are necessary for a member of the Board to possess; (4) has no specific process for identifying and evaluating nominees for director and (5) does not have a policy with regard to the consideration of diversity in identifying director nominees.

Code of Ethics

          We have adopted a written code of business conduct and ethics, known as our Code of Business Conduct and Ethics which applies to all of our directors, officers, and employees, including our principal executive officer and our principal financial and accounting officer. Our Code of Business Conduct and Ethics is posted at www.acl-semicon.com. To receive a copy of our Code of Business Conduct and Ethics, at no cost, requests should be directed to the Secretary, ACL Semiconductor, Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong. We intend to disclose any amendment to, or waiver of, a provision of the Code of Business Conduct and Ethics in a report filed under the Securities Exchange Act of 1934, as amended, within four business days of the amendment or waiver.

Required Vote

          Directors are elected by a plurality of the votes cast. Abstentions and broker “non-votes” will have no effect on the vote for re-election of directors.

No Appraisal Rights

          Shareholders will not have dissenters’ or appraisal rights under the Delaware General Corporation Law or under the Company’s certificate of incorporation in connection with the re-election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE RE-ELECTION OF EACH OF CHUNG-LUN YANG, KUN LIN LEE, KENNETH LAP YIN CHAN, MAN SING LAI, HO MAN YEUNG, WING SUN LEUNG AND HUNG MING JOSEPH CHU TO SERVE ON THE COMPANY’S BOARD OF DIRECTORS UNTIL THE 2012 ANNUAL MEETING OR UNTIL THEIR SUCCESSORS ARE DULY ELECTED AND QUALIFIED

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PROPOSAL 2

RATIFICATION OF REAPPOINTMENT OF INDEPENDENT AUDITORS

It is proposed that shareholders ratify the re appointment by the Board of Directors of Albert Wong & Co. as independent auditors for the Company for the fiscal year ending December 31, 2011. The Company does not expect representatives of Albert Wong & Co. to be present at the Annual Meeting.

Approval by the shareholders of the appointment of independent auditors is not required, but the Board of Directors deems it desirable to submit this matter to shareholders. If holders of a majority of the outstanding shares of Common Stock present and voting at the Annual Meeting do not approve the appointment of Albert Wong & Co., the selection of independent auditors will be reconsidered by the Board of Directors.

Even if the reappointment is ratified, the Board of Directors may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year if the Board of Directors determines that such a change would be in the interests of Company and its stockholders.

Principal Accounting Fees and Services

          The following table presents fees, including reimbursements for expenses, professional audit services and other services rendered by JTC Fair Song and Albert Wong & Co. CPA firms during the years ended December 31, 2010 and 2009. JTC Fair Song CPA Firm conducted interim reviews of our quarterly financial statements for the quarter ended March 31, 2009, June 30, 2009 and September 30, 2009. Albert Wong & Co. has re-audited our annual financial statements for the years ended December 31, 2008 and 2007 and audited our annual financial statements for the year ended December 31, 2009 and 2010.

	Fiscal 2010	Fiscal 2009
Audit Fees (1)	$58,000	$75,000
Audit Related Fees (2)	$—	$—
Tax Fees (3)	$—	$—
All Other Fees (4)	$—	$—

Total	$58,000	$75,000

(1)

Audit Fees consist of fees billed for professional services rendered for the audit of the Company’s consolidated annual financial statements and review of the interim consolidated financial statements included in quarterly reports and services that are normally provided by JTC Fair Song CPA and Albert Wong & Co. CPA firms in connection with statutory and regulatory filings or engagements. Audit Fees billed by Albert Wong & Co. CPA firm includes re-audited fees for auditing our annual financial statements and interim reviews for the fiscal year 2007 to 2010.

(2)

Audit-Related Fees consist of fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the Company’s consolidated financial statements and are not reported under “Audit Fees.” There were no such fees in fiscal year 2010 or 2009.

(3)	Tax Fees consist of fees billed for professional services rendered for tax compliance, tax advice and tax planning. There were no such fees in fiscal year 2010 or 2009.

(4)	All Other Fees consist of fees for products and services other than the services reported above. There were no such fees in fiscal year 2010 or 2009.

Policy on Board of Directors Pre-Approval of Audit and Non-Audit Services of Independent Auditor

The Company’s audit committee appoints, sets the compensation for and oversees the work of the independent auditor. On an ongoing basis, management communicates specific projects and categories of service for which approval of the audit committee is requested. The audit committee reviews these requests and advises management if it approves the engagement of the independent auditor. Management reports to the audit committee regarding the actual spending for such projects. The projects and categories of service may include any or all of the following:

Audit- Annual audit fees relate to services rendered in connection with the audit of the Company’s consolidated financial statements and the quarterly reviews of financial statements included in the Company’s Forms 10-Q.

Audit Related Services- Audit related services include fees for SEC registration statement services and consultation on accounting standards or transactions.

Tax-Tax services include fees for tax compliance, tax advice and tax planning.

THE BOARD RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE REAPPOINTMENT OF ALBERT WONG & CO. AS INDEPENDENT AUDITORS FOR THE COMPANY FOR THE 2011 YEAR.

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OTHER INFORMATION
Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters

The following table sets forth certain information regarding beneficial ownership of our Common Stock as of September 2, 2011: (i) by each person who is known by us to own beneficially more than 5% of the Common Stock, (ii) by each of our directors, (iii) by each of our executive officers and (iv) by all our directors and executive officers as a group. On such date, we had 28,925,436 shares of Common Stock outstanding.

          As used in the table below, the term beneficial ownership with respect to a security consists of sole or shared voting power, including the power to vote or direct the vote, and/or sole or shared investment power, including the power to dispose or direct the disposition, with respect to the security through any contract, arrangement, understanding, relationship, or otherwise, including a right to acquire such power(s) during the 60 days immediately following December 31, 2010. Except as otherwise indicated, the stockholders listed in the table have sole voting and investment powers with respect to the shares indicated

Name and Address of	Shares of Common Stock	Percentage of Class

Beneficial Owner	Beneficially Owned	Beneficially Owned(1)

Chung-Lun Yang (2) (3) No. 78, 5th Street, Hong Lok Yuen, Tai Po, New Territories, Hong Kong	22,343,000	77.2%

Kun Lin Lee (2) (3) 7F, No 16 Huan-her East Road Sec 4, Yuan Ho City, Taipei, Taiwan	50,000	0.2%

Kenneth Lap-Yin Chan (2) (3) Flat B, 8/F., Block 19, South Horizons, Aplei Chau, Hong Kong	0	0.0%

Ming Yan Leung (2) G/F., 11 Ka Fuk Lane, Tuen Mun, New Territories, Hong Kong	0	0.0%

Man Sing Lai (3) Flat B, 23/F., Block 31, Laguna City, Cha Kwo Ling Road, Kwun Tong, Kowloon, Hong Kong	0	0.0%

Ho Man Yeung (3) Block 4, 7/F. Unit B, The Grand Panorama, 10 Robinson Road, Central, Hong Kong	0	0.0%

Wing Sun Leung (3) 5658 Owens Drive, #202, Pleasanton, CA 94588, USA	0	0.0%

Hung Ming Joseph Chu (3) 8D, Block 6, The Sherwood, Tuen Mun, New Territories, Hong Kong	0	0.0%

All Directors and Officers as a Group	22,393,000	77.4%

(1)

Applicable percentage of ownership is based on 28,925,436 shares of Common Stock outstanding as of September 2, 2011, together with securities exercisable or convertible into shares of Common Stock within 60 days of [recent date], for each stockholder. Beneficial ownership is determined in accordance with the rules of the United States Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of Common Stock subject to securities exercisable or convertible into shares of Common Stock that are currently exercisable or exercisable within 60 days of [recent date], are deemed to be beneficially owned by the person holding such securities for the purpose of computing the percentage of ownership of such person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person. The Common Stock is the only outstanding class of equity securities of the Company.

(2)	Executive Officer

(3)	Director Except as otherwise set forth, information on the stock ownership of these persons was provided to us by such persons.

Section 16(a) Beneficial Ownership Reporting Compliance

          Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than ten percent of a registered class of our equity securities (collectively, “Reporting Person”) to file with the SEC initial reports of ownership and reports of changes in ownership of our Common Stock and other equity securities of the Company. Reporting Persons are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms that they file. To our knowledge, based solely on a review of the copies of such reports furnished to us, we believe that during fiscal year ended December 31, 2010 all Reporting Persons complied with all applicable filing requirements.

Compensation of Directors and Executive Officers

COMPENSATION DISCUSSION AND ANALYSIS

Summary

          Our approach to executive compensation is influenced by our belief in rewarding people for consistently strong execution and performance. We believe that the ability to attract and retain qualified executive officers and other key employees is essential to our long term success.

          Our plan to obtain and retain highly skilled employees is to provide market competitive salaries and also incentive awards. Our approach is to link individual employee objectives with overall company strategies and results, and to reward executive officers and significant employees for their individual contributions to those strategies and results. We use compensation and performance data from comparable companies in the electronics distribution industry to establish market competitive compensation and performance standards for our employees. Furthermore, we believe that equity awards serve to align the interests of our executives with those of our stockholders. As such, we intend for equity to become a key component of our compensation program.

Named Executive Officer

          The named executive officers for the fiscal year ended December 31, 2010 is Chung-Lun Yang, our Chief Executive Officer. Total compensation for each of Kun Lin Lee, our Chief Financial Officer, Kenneth Lap-Yin Chan, our Chief Operating Officer; and Ming Yan Leung, our Chief Technology Officer is less than $100,000, and thus their respective compensation are not included in our executive compensation tables or disclosure.

OUR EXECUTIVE COMPENSATION PROGRAM

Overview

          The primary elements of our executive compensation program are base salary, incentive cash and stock bonus opportunities and equity incentives typically in the form of stock option grants. Although we provide other types of compensation, these three elements are the principal means by which we provide the Named Executive Officers with compensation opportunities.

          The emphasis on the annual bonus opportunity and equity compensation components of the executive compensation program reflect our belief that a large portion of an executive’s compensation should be performance-based. This compensation is performance-based because payment is tied to the achievement of corporate performance goals. To the extent that performance goals are not achieved, executives will receive a lesser amount of total compensation. We have entered into employment agreements with four of our Named Executive Officers. Such employment agreements set forth base salaries, bonuses and stock option grants. Such stock option grants are predicated on our achievement of corporate performance goals as set forth in such agreements.

ELEMENTS OF OUR EXECUTIVE COMPENSATION PROGRAM

Base Salary

          We pay a base salary to certain of the Named Executive Officers. In general, base salaries for the Named Executive Officers are determined by evaluating the responsibilities of the executive’s position, the executive’s experience and the competitiveness of the marketplace. Base salary adjustments are considered and take into account changes in the executive’s responsibilities, the executive’s performance and changes in the competitiveness of the marketplace. We believe that the base salaries of the Named Executive Officers are appropriate within the context of the compensation elements provided to the executives and because they are at a level which remains competitive in the marketplace.

Bonuses

          The Board of Directors may authorize us to give discretionary bonuses, payable in cash or shares of Common Stock, to the Named Executive Officers and other key employees. Such bonuses are designed to motivate the Named Executive Officers and other employees to achieve specified corporate, business unit and/or individual, strategic, operational and other performance objectives.

Stock Options

          Stock options constitute performance-based compensation because they have value to the recipient only if the price of our Common Stock increases. We have not granted any stock options to any of our Named Executive Officers and the grant of stock options to Named Executive Officers is not a material factor in making compensation determinations with respect to our Named Executive Officers. However, we have in the past used stock options as incentives for our other employees. Stock options generally vest over time, with obtainment of a corporate goal, or a combination of the two. The grant of stock options is designed to motivate our employees to achieve our short term and long term corporate goals.

Retirement and Deferred Compensation Benefits

          We do not have any arrangements with the Named Executive Officers to provide them with retirement and/or deferred compensation benefits.

Perquisites

          There were no perquisites provided to the Named Executive Officers.

Post-Termination/Change of Control Compensation

          We do not have any arrangements with the Named Executive Officers to provide them with compensation following termination of employment.

Tax Implications of Executive Compensation

          Our aggregate deductions for each Named Executive Officer compensation are potentially limited by Section 162(m) of the Internal Revenue Code to the extent the aggregate amount paid to an executive officer exceeds $1 million, unless it is paid under a predetermined objective performance plan meeting certain requirements, or satisfies one of various other exceptions specified in the Internal Revenue Code. At our 2010 Named Executive Officer compensation levels, we did not believe that Section 162(m) of the Internal Revenue Code would be applicable, and accordingly, we did not consider its impact in determining compensation levels for our Named Executive Officers in 2010.

Hedging Policy

          We do not permit the Named Executive Officers to “hedge” ownership by engaging in short sales or trading in any options contracts involving our securities.

Option Exercises and Stock Vested

          No options have been exercised by our Named Executive Officers during the fiscal year ended December 31, 2010.

Pension Benefits

          Under the Mandatory Provident Fund (“MPF”) Scheme Ordinance in Hong Kong, the Company is required to set up or participate in an MPF scheme to which both the Company and employees must make continuous contributions throughout their employment based on 5% of the employees’ earnings, subject to maximum and minimum level of income. For those earning less than the minimum level of income, they are not required to contribute but may elect to do so. However, regardless of the employees’

election, their employers must contribute 5% of the employees’ income. Contributions in excess of the maximum level of income are voluntary. All contributions to the MPF scheme are fully and immediately vested with the employees’ accounts. The contributions must be invested and accumulated until the employees’ retirement.

Nonqualified Deferred Compensation

          We do not have any defined contribution or other plan that provides for the deferral of compensation on a basis that is not tax-qualified.

Employment Agreements

          We have entered into employment agreements with our Mr. Yang, which sets the base salary as set forth in our summary compensation table.

Executive Officer Compensation

          The following table sets forth the annual and long-term compensation of our Named Executive Officers for services in all capacities to the Company for the last two fiscal years ended December 31, 2010 and December 31, 2009.

Summary Compensation Table

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Chung-Lun Yang,	2010	$443,590	800,000	—	—	—	—	—	$1,243,590

Chairman of the Board and Chief Executive Officer	2009	$200,000	1,100,000	—	—	—	—	—	$1,300,000

Outstanding equity awards at fiscal year-end

          None.

Compensation of Directors

          The following table sets forth the Director compensation for service on the Board of Directors of the Company for the fiscal year ended December 31, 2010.

Name (a)	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)*	Non-Equity Incentive Plan Compensation ($)	Non-qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Man Sing Lai	$1,282	—	—	—	—	—	$1,282
Ho Man Yeung	$1,282	—	—	—	—	—	$1,282
Wing Sun Leung	$1,282	—	—	—	—	—	$1,282
Kun Lin Lee	—	—	—	—	—	—	—
Kenneth Lap-Yin Chan	—	—	—	—	—	—	—
Ben Wong	—	—	—	—	—	—	—

          We compensate our independent directors an amount of $1,282 per month for serving on our board of directors, in addition to reimbursement for out of pocket expenses incurred in attending director meetings. We do not compensate our executive directors for serving on the board of directors. Ben Wong has resigned as the Director of the Company and Sales Director of Atlantic on June 11, 2010.

Related Party Transactions

Related party receivables are payable on demand upon the same terms as receivables from unrelated parties.

Transactions with Aristo Technologies Limited / Mr. Yang

          As of December 31, 2010 and 2009, we had an outstanding receivable from Aristo / Mr. Yang, the President and Chairman of our Board of Directors, totaling $13,647,827 and $11,233,839, respectively. These advances bear no interest and are payable on demand. The receivable due from Aristo / Mr. Yang to the Company is derived from the consolidation of the financial statements of Aristo, a variable interest entity, with the Company. A repayment plan has been entered with Mr. Yang.

          For the years ended December 31, 2010 and 2009, we recorded compensation to Mr. Yang of $1,243,590 and $1,300,000 respectively, and paid $1,243,590 and $1,300,000 respectively to Mr. Yang as compensation for his services.

Transactions with Solution Semiconductor (China) Limited

          Mr. Yang is a director and the sole beneficial owner of the equity interests of Solution Semiconductor (China) Ltd. (“Solution”). On April 1, 2009, we entered into a lease agreement with Solution pursuant to which we lease one facility. The lease agreement for this facility expires on March 31, 2012. The monthly lease payment for this lease is $1,090. We incurred and paid an aggregate rent expense of $13,077 and $13,077 to Solution during the year ended December 31, 2010 and 2009.

          During the years ended December 31, 2010 and 2009, we purchased inventories of $43,123 and $10,138 respectively from Solution. As of December 31, 2010 and 2009, there were no outstanding accounts payable to Solution.

          Two facilities located in Hong Kong owned by Solution were used by the Company as collateral for loans from DBS Bank (Hong Kong) Limited (“DBS Bank”) (formerly Overseas Trust Bank Limited) and The Bank of East Asia, Limited (“BEA Bank”) respectively.

Transactions with Systematic Information Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is a director and shareholder of Systematic Information Ltd. (“Systematic Information”) with a total of 100% interest. On September 1, 2010, we entered into a lease agreement with Systematic Information pursuant to which we lease one facility. The lease agreement for this facility expires on August 31, 2012. The monthly lease payment for this lease totals $641. We incurred and paid an aggregate rent expense of $7,692 to Systematic Information during the years ended December 31, 2010 and 2009.

          During the years ended December 31, 2010 and 2009, we received service charges of $8,154 and $5,436 respectively from Systematic Information. The service fee was charged for back office support for Systematic Information.

          During the years ended December 31, 2010 and 2009, we sold products for $767,981 and $326,578 respectively, to Systematic Information. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Systematic Information.

          During the years ended December 31, 2010 and 2009, we purchased inventories of $0 and $74,688 respectively from Systematic Information. As of December 31, 2010 and 2009, there were no outstanding accounts payable to Systematic Information.

          A workshop located in Hong Kong owned by Systematic Information was used by the Company as collateral for loans from BEA Bank.

Transactions with Global Mega Development Limited

          Mr. Yang is the sole beneficial owner of the equity interests of Global Mega Development Ltd. (“Global”). During the years ended December 31, 2010and 2009, we sold products for $8,292 and $1,393 respectively, to Global. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Global.

          During the years ended December 31, 2010 and 2009, we purchased inventories of $2,308 and $0 respectively from Global. As of December 31, 2010 and 2009, there were no outstanding accounts payable to Global.

Transactions with Systematic Semiconductor Limited

          Mr. Yang is a director and sole beneficial owner of the equity interests of Systematic Semiconductor Ltd. (“Systematic”). During the years ended December 31, 2010 and 2009, we received a management fee of $7,692 and $9,615 respectively from Systematic. The management fee was charged for back office support for Systematic.

          During the years ended December 31, 2010 and 2009, we sold products for $0 and $19,914 respectively, to Systematic. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Systematic.

Transactions with Atlantic Storage Devices Limited

          Mr. Yang is a director and 40% shareholder of Atlantic Storage Devices Ltd. (“Atlantic Storage”). The remaining 60% of Atlantic Storage is owned by a non-related party. During the years ended December 31, 2010 and 2009, we sold products for $9,589 and $337,946 respectively, to Atlantic Storage. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Atlantic Storage.

          During the years ended December 31, 2010 and 2009, we purchased inventories of $28,800 and $0 respectively, from Atlantic Storage. As of December 31, 2010 and 2009, there were no outstanding accounts payable to Atlantic Storage.

Transactions with City Royal Limited

          Mr. Yang, the Company’s Chief Executive Officer, majority shareholder and a director, is a 50% shareholder of City Royal Limited (“City”). The remaining 50% of City is owned by the wife of Mr. Yang. A residential property located in Hong Kong owned by City was used by the Company as collateral for loans from DBS Bank.

Transactions with Kasontech Electronics Limited

          Mr. Kenneth Lap-Yin Chan, the Company’s Director and Chief Operating Officer, is a 33% shareholder of Kasontech Electronics Limited (“Kasontech”). During the years ended December 31, 2010 and 2009, we received a management fee of $12,821 and $0 respectively from Kasontech. The management fee was charged for back office support for Kasontech. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Kasontech.

Transactions with Aristo Components Limited

          Mr. Ben Wong resigned from his director position with the Company effective on June 11, 2010. He is a 90% shareholder of Aristo Components Ltd. (“Aristo Comp”). The remaining 10% of Aristo Comp is owned by a non-related party. After the date of his resignation, all companies under his personal control will no longer be a related party and will not enjoy privileged treatment and will be subject to the same trading terms as other ordinary outside parties. During the years ended December 31, 2010 and 2009, we received a management fee of $12,308 and $11,923 respectively from Aristo Comp. The management fee was charged for back office support for Aristo Comp.

          During the years ended December 31, 2010 and 2009, we sold products for $120,282 and $12,060 respectively, to Aristo Comp. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Aristo Comp.

          During the years ended December 31, 2010 and 2009, we purchased inventories of $276 and $241,367 respectively from Aristo Comp. As of December 31, 2010 and 2009, there were no outstanding accounts payable to Aristo Comp.

Transactions with Rambo Technologies Limited

          Mr. Ben Wong resigned from his director position with the Company effective on June 11, 2010. He is a director and 60% shareholder of Rambo Technologies Ltd. (“Rambo”). The remaining 40% of Rambo is owned by a non-related party. After the date of his resignation, all companies under his personal control will no longer be a related party and will not enjoy privileged treatment and will be subject to the same trading terms as other ordinary outside parties. During the years ended December 31, 2010 and 2009, we sold products for $47,408 and $73,219 respectively, to Rambo. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Rambo.

          During the years ended December 31, 2010 and 2009, we purchased inventories of $264,744 and $54,930 respectively, from Rambo. As of December 31, 2010 and 2009, there were no outstanding accounts payable to Rambo.

Transactions with Usmart Electronic Products Limited

          Mr. Ben Wong, resigned from his director position with the Company effective on June 11, 2010. He is a director and sole beneficial owner of the equity interests of Usmart Electronic Products Ltd. (“Usmart”). After the date of his resignation, all companies under his personal control will no longer be a related party and will not enjoy privileged treatment and will be subject to the same trading terms as other ordinary outside parties. Prior to April 1, 2010, Mr. Yang, our Chief Executive Officer, was the sole beneficial owner of equity interests in Usmart before transferring these ownership interests to Mr. Ben Wong.

          On October 7, 2009, we entered into a leasing payment agreement with Usmart pursuant to which we lease one lot machinery facility to Usmart. The leasing payment agreement for this facility expires on September 16, 2011. The monthly lease income for this lease totals $3,846. We received aggregate lease income of $46,154 and $13,333 from Usmart during the years ended December 31, 2010 and 2009.

          During the years ended December 31, 2010 and 2009, we sold products for $5,316 and $4,837 respectively, to Usmart. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Usmart.

          During the years ended December 31, 2010 and 2009, we purchased inventories of $2,023 and $42,596 respectively, from Usmart. As of December 31, 2010 and 2009, there were no outstanding accounts payable to Usmart.

Transactions with Ibcom Electronics (HK) Limited

          Mr. Ben Wong resigned from his director position with the Company effective on June 11, 2010. He is a director and 50% shareholder of Ibcom Electronics (HK) Limited (“Ibcom”). After the date of his resignation, all companies under his personal control will no longer be a related party and will not enjoy privileged treatment and will be subject to the same trading terms as other ordinary outside parties.

          During the years ended December 31, 2010 and 2009, we sold products for $2,194,115 and $0 respectively, to Ibcom. As of December 31, 2010 and 2009, there were no outstanding accounts receivables from Ibcom.

Proxy Solicitation

          All costs of solicitation of proxies will be borne by the Company. In addition to solicitation by mail, the Company’s officers and regular employees may solicit proxies personally or by telephone. The Company does not intend to utilize a paid solicitation agent.

Proxies

          A shareholder may revoke his, her or its Proxy at any time prior to its use by giving written notice to the Secretary of the Company, by executing a revised Proxy at a later date or by attending the Meeting and voting in person. Proxies in the form enclosed, unless previously revoked, will be voted at the Meeting in accordance with the specifications made thereon or, in the absence of such specifications in accordance with the recommendations of the Company’s Board of Directors.

Submission of Shareholder Proposals for 2012 Annual Meeting of Shareholders

          Shareholders may present proposals for inclusion in the Proxy Statement for the 2012 Annual Meeting of Shareholders provided that such proposals are received by the Company’s Chairman and Chief Executive Officer, Mr. Chung-Lun Yang, ACL Semiconductors Inc., Room 1701, 17/F., Tower 1, Enterprise Square, 9 Sheung Yuet Road, Kowloon Bay, Kowloon, Hong Kong no later than July 1, 2012. The use of certified mail, return receipt requested, is advised. To be eligible for inclusion, a proposal must comply with our Bylaws, Rule 14a-8 and all other applicable provisions of Regulation 14A under the Securities Exchange Act of 1934. Proposals submitted not in accordance with such regulations will be deemed untimely or otherwise deficient; however, the Company will have discretionary authority to include such proposals in the 2012 Proxy Statement.

OTHER BUSINESS

          As of the date of this Proxy Statement, management knows of no other matters to be brought before the shareholders at the Annual Meeting. Should any other matters properly come before the meeting, action may be taken thereon pursuant to the proxies in the form enclosed, which confer discretionary authority on the persons named therein or their substitutes with respect to such matters.

Shareholder Communications

          Shareholders wishing to communicate with the Board of Directors may direct such communications to the Board of Directors c/o the Company, Attn: Chung-Lun Yang. Mr. Yang will present a summary of all shareholder communications to the Board of Directors at subsequent Board of Directors meetings. The directors will have the opportunity to review the actual communications at their discretion.

Additional Information

          We are required to file annual, quarterly and current reports, Proxy Statements and other information with the SEC. You may read and copy these proxy materials and any other documents we have filed at the SEC’s Public Reference Room at 100 F Street, N.E., Room 1580, Washington, D.C. 20549. Please call the SEC at 1-800-SEC-0330 for further information on the Public Reference Room. Our SEC filings are also available to the public at the SEC’s website at http://www.sec.gov.

ACL SEMICONDUCTORS INC.

ANNUAL MEETING PROXY CARD

THIS PROXY IS BEING SOLICITED ON BEHALF OF OUR BOARD OF DIRECTORS FOR
THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON OCTOBER 10, 2011

          The undersigned hereby appoints Chung-Lun Yang and Kenneth Lap Yin Chan, each and together as proxies and each with full power of substitution, to represent and to vote all shares of Common Stock of ACL Semiconductors Inc. (the “Company” or “ACL”) at the annual meeting of shareholders of the Company to be held on Monday, October 10, 2011 at 4:00 p.m. Hong Kong Time, and at any adjournment or postponement thereof, hereby revoking any and all proxies heretofore given.

1.	Proposal 1: To elect seven incumbent directors for a term expiring at the Company’s next annual meeting or until their successors are duly elected and qualified.

INSTRUCTION: To withhold authority to vote for any individual nominee, mark “For All Except” and write that nominee’s name in the space provided below.

Nominees: Chung-Lun Yang, Kun Lin Lee, Kenneth Lap Yin Chan, Man Sing Lai, Ho Man Yeung, Hung Ming Joseph Chu, and Wing Sun Leung.

☐ FOR ALL          ☐ WITHHOLD          ☐ FOR ALL EXCEPT

2.	Proposal 2: To ratify the Board of Directors reappointment of Albert Wong & Co. as Company’s auditors for the year 2011.

☐ FOR          ☐ AGAINST          ☐ ABSTAIN

          Our Board of Directors believes that Proposal 1 and Proposal 2, are fair to, and in the best interests of, all of our shareholders. Accordingly, our Board of Directors unanimously recommends that you vote “FOR ALL” the seven nominees in Proposal 1, and “FOR” Proposal 2.

          In their discretion, the proxies are authorized to vote upon such other matters as may properly come before the special meeting or any adjournments thereof. If you wish to vote in accordance with our Board of Directors’ recommendations, just sign below. You need not mark any boxes.

Dated:	2011

Signature of Shareholder

Signature of Shareholder (if held jointly)

NOTES:

1.

Please sign your name exactly as your name appears hereon. If the shares are owned by more than one person, all owners should sign. Persons signing as executors, administrators, trustees or in similar capacities should so indicate. If a corporation, please sign the full corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.

2.

To be valid, the enclosed form of Proxy for the annual meeting, together with the power of attorney or other authority, if any, under which it is signed, must be received by 8:00 A.M. Eastern Time, on October 7, 2011 at the offices of our transfer agent, American Stock Transfer & Trust Company, LLC, 59 Maiden Lane New York, 10038, telephone (800) 937-5449.

3.	Returning the enclosed form of Proxy will not prevent you from attending and voting in person at the annual meeting or any adjournment or postponement thereof.

PLEASE COMPLETE, SIGN, DATE AND RETURN THIS PROXY CARD

PROMPTLY TO AMERICAN STOCK TRANSFER & TRUST COMPANY, LLC